SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of
                the Securities Exchange Act of 1934


                 _______________________________


                          September 30, 1996
        (Date of Report - Date of earliest event reported)


                 _______________________________

              Capitol Home Equity Loan Trust 1990-1
  (Issuer in respect of the Capitol Home Equity Loan Asset Backed
        Certificates, Series 1990-1, Class A and Class B)
     (Exact name of registrant as specified in its charter)


                             33-54426
                       (Commission File No.)


            Maryland                            52-0897004
(State or other jurisdiction of             (I.R.S. Employer
  incorporation or organization)           Identification No.)

    8401 Connecticut Avenue
    Chevy Chase, Maryland                         20815
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (301) 986-7000

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Item 7.   Financial Statements and Exhibits.

          (c)       Exhibits.

      Monthly Report to Certificateholders dated September 30, 1996



                                SIGNATURES

   Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has caused this report to be signed on behalf of Capitol Home Equity Loan Trust 1990-1 by the undersigned thereunto duly authorized.

                   CAPITOL HOME EQUITY LOAN TRUST 1990-1

                    By: Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer





Dated:    October 15, 1996   By:      Stephen R. Halpin, Jr.
                                      _________________________
                                      Stephen R. Halpin, Jr.
                                      Executive Vice President and
                                      Chief Financial Officer


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                                  EXHIBIT